THE CORE FUND

a series of WY Funds

Class I shares: SGBFX                                                      Class Y shares: SGBYX

Supplement dated September 19, 2014 (effective at the close of business) to the Prospectus dated May 1, 2014

The Board of Trustees of The Core Fund (the “Fund”), a separate series of the WY Funds, has concluded that it is in the best interests of the Fund and its shareholders that the Fund cease operations.  On August 25, 2014 the Board authorized the liquidation of the Fund and redemption of all outstanding shares on September 30, 2014, 2014.

Effective September 19, 2014, the Fund will not accept any new investments and will no longer pursue its stated investment objective.  The Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed.  Shares of the Fund are not available for purchase.

Prior to September 30, 2014, you may redeem your shares in accordance with the “How to Redeem Shares” section in the Prospectus.  The Board of Trustees has adopted procedures that permit in-kind redemptions (permit you to receive proceeds of a redemption in securities instead of cash) Please contact the transfer agent at 1-866-329-2673 to request  an in-kind redemption. The Fund may, at its discretion, redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash.  In-kind redemptions, will be processed through your broker or other financial intermediary.  Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains.  Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO SEPTEMBER 30, 2014 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE.  CASH REDEMPTION PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-866-329-CORE (2673).

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus and Statement of Additional Information dated May 1, 2014, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 1, 2014, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-866-329-CORE (2673).